UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2021

NTN BUZZTIME, INC.

(Exact name of registrant as specified in charter)

Delaware	001-11460	31-1103425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6965 El Camino Real, Suite 105-Box 517
Carlsbad, California	92009
(Address of principal executive offices)	(Zip Code)

(760) 438-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 8.01 Other Events.

Supplemental Disclosures

As of the date of this Current Report on Form 8-K, ten complaints have been filed on behalf of ten purported stockholders of NTN Buzztime, Inc. (the “Company”) against the Company and members of its Board of Directors. Of those ten complaints, five were filed in the United States District Court for the Southern District of New York, one was filed in the United States District Court for the Eastern District of New York, two were filed in the United States District Court for the Southern District of California, and two were filed in the United States District Court for the District of Delaware, both of which also name BIT Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Brooklyn Immunotherapeutics LLC (“Brooklyn”) as defendants. Those complaints are captioned as follows: Henson v. NTN Buzztime, Inc., et al., No. 1:20-cv-08663-LGS (S.D.N.Y.); Monsour v. NTN Buzztime, Inc., et al., No. 1:20-cv-08755-LGS (S.D.N.Y.); Amanfo v. NTN Buzztime, Inc., et al., No. 1:20-cv-08747-LGS (S.D.N.Y.); Carlson v. NTN Buzztime, Inc., et al., No. 1:21-cv-00047-LGS (S.D.N.Y.); Finger v. NTN Buzztime, Inc., et al., No. 1:21-cv-00728-LGS (S.D.N.Y.); Falikman v. NTN Buzztime, Inc., et al., No. 1:20-cv-05106-EK-SJB (E.D.N.Y.); Haas v. NTN Buzztime, Inc., et al., No. 3:20-cv-02123-BAS-JLB (S.D. Cal.); Gallo v. NTN Buzztime, Inc., et al., No. 3:21-cv-00157-WQH-AGS (S.D. Cal.); Chinta v. NTN Buzztime, Inc., et al., No. 1:20-cv-01401-CFC (D. Del.); and Nicosia v. NTN Buzztime, Inc., et al., No. 1:21-cv-00125-CFC (D. Del.) (collectively, the “Stockholder Actions”). The Stockholder Actions generally allege that the Prospectus / Proxy Statement / Consent Solicitation Statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on February 8, 2021 (“Proxy Statement”) omits certain material information in violation of Section 14(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder, and further that the members of the Company’s Board of Directors are liable for those omissions under Section 20(a) of the Securities Exchange Act of 1934. Certain of the Stockholder Actions also allege a breach of fiduciary duty claim against the members of the Company’s Board of Directors with respect to the same disclosures. The relief sought in the Stockholder Actions includes, among other things, to enjoin the stockholder vote scheduled for March 15, 2021 at which the Company’s stockholders will vote on, among other proposals, a proposal to approve the issuance of shares of the Company’s common stock to Brooklyn’s members pursuant to the terms of the agreement and plan of merger and reorganization dated August 12, 2020 entered into among the Company, Merger Sub and Brooklyn (the “Merger Agreement”) and the change of control of the Company resulting therefrom.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, and vigorously denies any wrongdoing or liability with respect to the allegations and claims asserted, or which could have been asserted, in the Stockholder Actions, to moot certain of the disclosure claims asserted in the Stockholder Action, to avoid nuisance, potential expense, and delay, and to provide additional information to the Company’s stockholders, the Company has determined to voluntarily supplement the Proxy Statement with the below disclosures (the “Supplemental Disclosures”). The Supplemental Disclosures contained below should be read in conjunction with the Proxy Statement, which is available on the Internet site maintained by the SEC at http://www.sec.gov. The Company and the other named defendants deny that they have violated any laws or breached any duties to the Company’s stockholders. The Company is providing the Supplemental Disclosures solely to eliminate the burden and expense of litigation and to avoid any possible disruption to the proposed merger contemplated by the Merger Agreement that could result from further litigation. Nothing in the Supplemental Disclosure should be deemed to be an admission of the legal necessity or materiality of any Supplemental Disclosure under applicable laws. To the extent that the information set forth in any Supplemental Disclosure differs from or updates information contained in the Proxy Statement, the information set forth in the Supplemental Disclosure supersedes or supplements the information in the Proxy Statement. References to sections herein are references to the corresponding sections of the Proxy Statement; all page references are to pages in the Proxy Statement; and any capitalized terms that are used herein have the same meanings ascribed to them in the Proxy Statement.

The Proxy Statement is hereby amended and supplemented by replacing the second full paragraph on page 109, under the heading “Opinion of NTN Financial Advisor”, and subheading, “Generally” as follows (with new text underlined):

Newbridge was not requested to opine as to, and Newbridge’s opinion does not address, the relative merits of the Merger or any alternatives to the Merger, NTN’s underlying decision to proceed with or effect the Merger, the fairness of the Asset Sale or the Projections (as defined under “The Merger –Brooklyn Financial Projections” below). Further, Newbridge did not consider financial projections or any other information concerning the valuation of NTN’s business in connection with its fairness opinion. NTN did not prepare or maintain financial projections other than near-term FP&A (financial planning and analysis) projections used for internal budgeting purposes and to manage liquidity.

The Proxy Statement is hereby amended and supplemented by replacing the first full paragraph on page 110, under the heading “Opinion of NTN Financial Advisor”, and subheading, “Generally” as follows (with new text underlined):

In connection with its review and analysis and in arriving at its opinion, Newbridge relied upon and assumed the accuracy and completeness of all the financial and other information provided to it or publicly available and did not attempt to verify independently such information (note: information regarding NTN’s total revenues, total expenses, net income/loss, cash flows and dividends is available publicly in NTN’s Forms 10-Q and 10-K). With respect to certain financial information, including the limited financial forecasts and estimates relating to NTN and Brooklyn provided to Newbridge, Newbridge assumed that such financial information was prepared on a basis reflecting best currently available estimates and good faith judgments of the management team of NTN and Brooklyn, respectively, as to their future financial performance subsequent to the Merger.

The Proxy Statement is hereby amended and supplemented by replacing the sixth full paragraph on page 110, under the heading “Opinion of NTN Financial Advisor”, and subheading, “Generally” as follows (with new text underlined):

In conducting the analysis as to the fairness to NTN’s common stockholders, from a financial point of view, of the consideration to be paid in the Merger, Newbridge evaluated stand-alone valuations of Brooklyn. Brooklyn did not prepare projections of unlevered free cash flow. Instead, as set forth under the section titled “Discounted Cash Flow Analysis,” below, in conducting its DCF analysis for the purpose of determining the enterprise value of Brooklyn, for any fiscal year, Newbridge, using its professional judgment, determined that estimated unlevered free cash flows for such fiscal year were equivalent to the amount of Brooklyn’s estimated cash at the end of such fiscal year, as set forth in the Projections.

In furnishing its opinion, Newbridge combined the analyses described herein into one composite valuation range, while not assigning any quantitative weight to any of the analyses or the other factors considered. Accordingly, Newbridge has stated that it believes that its analyses must be considered as a whole and that considering any portion of its analyses, without considering all of the analyses, could create a misleading or incomplete view of the process underlying its opinion or the conclusions to be drawn therefrom. Among the analyses Newbridge considered (but did not eventually use) was a review of oncology biotech / pharma initial public offerings in the United States within twelve months preceding the date Newbridge furnished its opinion. Newbridge believed that existing public company comparable data were a more relevant data set.

The Proxy Statement is hereby amended and supplemented by replacing the first full paragraph on page 112, under the heading “Opinion of NTN Financial Advisor”, and subheading, “Comparable Public Company Analysis” as follows (with deleted text stricken and new text underlined):

Newbridge also considered that certain peers had their lead drug candidate in multiple clinical studies (similar to Brooklyn). It also considered that besides their leading drug candidate, the peers had other candidates in their clinical pipeline. Peers were used as a proxy to determine (a) future dilution risk and (b) have enough working capital to meet operating budgets and near-term clinical milestones. The selected ~~Selected~~ comparable public companies had a median enterprise value of $318.8 million (dollar amounts other than share price are in millions).

Factors not considered for selection of peers included (1) if the company was already producing revenue, as all of the peers had negative net income; and (2) if the company had any industry partnerships with larger biopharmaceutical companies. Newbridge reviewed the public comparable companies’ SEC filings, and their most recent corporate presentations online (if available) to determine their lead drug candidate(s).

The Proxy Statement is hereby amended and supplemented by replacing the eighth full paragraph (including inserting an additional bullet point before the first bullet point immediately following the eighth paragraph) on page 113, under the heading “Opinion of NTN Financial Advisor”, and subheading, “Discounted Cash Flow Analysis” as follows (with deleted text stricken and new text underlined):

In conducting its DCF analysis for the purpose of determining the enterprise value of Brooklyn, for any fiscal year, Newbridge, using its professional judgement, determined that estimated unlevered free cash flows for such fiscal year were equivalent to the amount of Brooklyn’s estimated cash at the end of such fiscal year, as set forth in the Projections. Newbridge then used such estimates of unlevered free cash flow for fiscal year 2026 and thereafter to conduct its DCF analysis. Brooklyn’s estimated cash, as well as the projected capital raises inherent in the Projections, were provided by Brooklyn without independent verification by Newbridge. ~~Terminal values~~ A terminal value of $641.2 million, based on a growth in perpetuity rate of 1.0% (as determined by Newbridge using its professional judgment), was ~~were~~ applied to the estimated Brooklyn unlevered free cash flow amount for 2028 ($112.6 million) to complete the basis for calculating the present value of future Brooklyn cash flows.

●	Unlevered free cash flow for any fiscal year was deemed by Newbridge to be equal to cash at the end of such year, as set forth in the Projections. Brooklyn did not separately provide unlevered free cash flow projections.

The Proxy Statement is hereby amended and supplemented by replacing the first full paragraph on page 75, under the heading “BACKGROUND OF THE ASSET SALE AND THE MERGER”, and subheading, “Historical Background for NTN” as follows (with new text underlined):

The following is a summary of material events, meetings and discussions that are relevant to the decision of the NTN board of directors to approve the Merger Agreement and the Asset Purchase Agreement and to recommend the Merger and the Asset Sale to NTN stockholders. It also provides an overview of the confidentiality agreements entered into by NTN with each of Companies A, B, D, E, F, G and H, and each of Investors 1, 2, 3, 4 and 5. The confidentiality agreements NTN entered into with Companies A, D, E, F, G, and H and with Investors 1, 2, 4 and 5 did not contain standstill provisions. The confidentiality agreements NTN entered into with each of Company B and Investor 3 contained a standstill provision. Neither of the confidentiality agreements between NTN and Company B or Investor 3 contained a “don’t ask, don’t waive” provision because, with respect to Company B, the standstill provision automatically terminated if NTN entered into a definitive agreement with respect to a strategic transaction, and with respect to Investor 3, the standstill provision automatically terminated no later than nine days after the date of the confidentiality agreement. Neither Company C nor Company I entered into any agreements with NTN.

The Proxy Statement is hereby amended and supplemented by replacing the first full paragraph on page 76, under the heading “BACKGROUND OF THE ASSET SALE AND THE MERGER”, and subheading, “Historical Background for NTN” as follows (with deleted text stricken and new text underlined):

On August 27, 2018 and ~~August 28~~ October 8, 2018, NTN entered into a confidentiality agreement with Company A, a strategic buyer, and Company B, a financial buyer, respectively. The confidentiality agreement NTN entered into with Company B included a standstill provision that automatically expired on the one year anniversary of the date of the agreement and automatically terminated if NTN entered into a definitive agreement with respect to, or announced plans to enter into, a transaction involving all or a controlling portion of its equity securities or all or substantially all of its assets (whether by merger, consolidation, business combination, tender or exchange offer, recapitalization, restructuring, sale, equity issuance, or otherwise).

The Proxy Statement is hereby amended and supplemented by replacing the second full paragraph on page 84, under the heading “BACKGROUND OF THE ASSET SALE AND THE MERGER”, and subheading, “Historical Background for NTN” as follows (with deleted text stricken and new text underlined):

On May 14, 2020, NTN entered into a confidentiality agreement with Investor 3. That confidentiality agreement included a standstill provision that automatically expired on the earlier of (i) the time NTN filed its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 2020, which occurred on May 20, 2020, and (ii) 5:00 p.m. Pacific Time on May 22, 2020. The following day and through May 30, 2020, Mr. Wolff and Ms. Gurrola communicated with a representative of Investor 3 regarding a potential capital raising transaction led by Investor 3. Mr. Wolff and Ms. Gurrola reported on such matters to the NTN board of directors and the strategic committee throughout this period. As discussed in more detail below, discussions between NTN and Investor 3 did not result in a formal proposal from Investor 3 and following the time when NTN and Brooklyn entered into the non-binding letter of intent on June 12, 2020, there were no further discussions between NTN and Investor 3 representatives regarding a potential capital raising transaction.

The Proxy Statement is hereby amended and supplemented by adding the following between the sixth full paragraph and the seventh full paragraph on page 84, under the heading “BACKGROUND OF THE ASSET SALE AND THE MERGER”, and subheading, “Historical Background for NTN”:

And additionally on May 20, 2020, the standstill provision in the confidentiality agreement between Investor 3 and NTN automatically expired.

*     *     *

Complaint Against Brooklyn

On or about February 5, 2021, Dhesh Govender, a former short-term consultant of Brooklyn, filed a complaint against Brooklyn and certain individuals that plaintiff alleges are directors of Brooklyn. The complaint is captioned, Dhesh Govender v. Brooklyn Immunotherapeutics, LLC, et al., Index No. 650847/2021 (N.Y. Sup. Ct. N.Y. Cty. 2021). Plaintiff purports to state claims against Brooklyn and the individual defendants under the New York State Executive Law, New York State Administrative Code and other statutory and common law claims for alleged unlawful and discriminatory conduct based on race, national origin and hostile work environment. Plaintiff also asserts various breach of contract, fraud and quantum meruit claims based on an alleged oral agreement pursuant to which he alleges Brooklyn agreed to hire him as an executive once Brooklyn went public. In particular, plaintiff alleges that in exchange for transferring an opportunity to obtain an agreement to acquire a license from Novellus for its mRNA-based gene editing and cell reprogramming technology (the “Novellus License”) to Brooklyn, he was promised a $500,000 salary and 7% of the equity of Brooklyn. Based on these and other allegations, plaintiff seeks damages of not less than $10 million, a permanent injunction enjoining Brooklyn from exercising the option to acquire the Novellus License or completing the proposed merger with NTN. To date, plaintiff has not effected service of the complaint and has not filed any motion seeking an injunction. Brooklyn believes that the claims asserted in the complaint have no merit and intends to vigorously defend the suit, once properly served.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

Date: February 26, 2021	By:	/s/ Sandra Gurrola
Sandra Gurrola
Sr. Vice President of Finance